[GLOBAL AXCES CORP LOGO]

                          Global Axcess Corp Announces
                        Full-Year 2005 Financial Results

Ponte Vedra, FL - May 2, 2006 - Global Axcess Corp (OTCBB: GAXC), an independent electronic financial transaction processing company, announced today financial results for the full-year ended December 31, 2005.

The Company reported revenues of $19.6 million for the full-year ended December 31, 2005, an increase of approximately $5.7 million or 41%, from the $13.9 million in reported revenues for the same period of 2004.

GAXC reported EBITDA from continuing operations of $2.4 million for the year ended December 31, 2005, compared to $2.3 million for the same period of 2004. EBITDA from all operations was $1.6 million and $1.7 million for the years ended December 31, 2005 and 2004, respectively. Net loss was $(0.7) million, or $(0.04) per basic and fully diluted share, compared to net income of $1.1 million or $0.07 per basic and fully diluted share for the same period of 2004. Included in the net loss for 2005 was a loss from discontinued operations of $(0.9) million and in the net income for 2004 was a loss from discontinued operations of $(0.6) million. Income from continuing operations was $0.4 million for 2005 versus $1.2 million for 2004.

The Company's balance sheet shows $31.6 million in total assets as of December 31, 2005, as compared to $20.8 million at December 31, 2004. Additionally, GAXC's total stockholders' equity as of December 31, 2005 was in excess of $16.6 million, up from $13.2 million from the year ended December 31, 2004, due in part to investment equity. This equates to a book value of $0.79 per share versus a book value of $0.75 per share in 2004.

Michael Dodak, CEO of Global Axcess, stated, "We believe that there were several events which negatively impacted the Company's financial performance last year. We had underperforming operations which didn't fit our strategic plans that have been discontinued. We experienced higher than expected costs due to portfolio acquisition integration. We had slower than anticipated growth in existing and new automated teller machine programs. We also incurred larger than anticipated legal and accounting costs. We were also impacted by increasing interest rates on our vault cash and a reduction of a deferred tax asset resulting in tax expense."

About Global Axcess Corp

Headquartered in Ponte Vedra Beach, Florida, Global Axcess Corp was founded in 2001 with a mission to emerge as one of the nation's leading network-based electronic commerce and transaction processing companies. Through its wholly owned subsidiary, Nationwide Money Services, Inc. (NMS), the Company provides turnkey ATM management solutions that include cash, project and account management services. NMS currently owns and operates over 5,000 ATMs in its national network spanning 42 states and provides proprietary ATM branding and processing for 80 financial institutions with over 750 branded sites nationwide. EFT Integration, Inc., a wholly owned subsidiary of Global Axcess, provides traditional, certified transaction processing and terminal driving to its valued customers and is developing alternative processing solutions for expanding ATM functionality through web-based products and services. For more information on the Company, please visit http://www.globalaxcess.biz.

Contacts:

Company
-------
Global Axcess Corp
David Fann, 904-395-1146
david.fann@glxs.biz

Or

Investors
---------
Alliance Advisors, LLC
Alan Sheinwald, 914-244-0062
asheinwald@allianceadvisors.net

Tables Follow
-------------

                       GLOBAL AXCESS CORP AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEET
                                DECEMBER 31, 2005

Current assets
  Cash and cash equivalents                                        $  2,358,119
  Automated teller machine vault cash                                   463,064
  Accounts receivable, net of allowance for doubtful
    accounts of $158,316                                              1,436,804
  Note receivable - current                                              50,000
  Inventory                                                             159,514
  Prepaid expense and other current assets                              283,833
  Deferred tax asset - current                                          329,197
                                                                   ------------
      Total current assets                                            5,080,531
                                                                   ------------

Assets held for sale, net                                               485,315
Fixed assets, net                                                     7,280,199

Other assets
  Merchant contracts, net                                            13,346,034
  Intangible assets, net                                              4,284,167
  Notes receivable - non-current, net of allowance of
    approximately $804,000                                              785,316
  Deferred tax asset - non-current                                      322,279
  Other assets                                                           54,208
                                                                   ------------

Total assets                                                       $ 31,638,049
                                                                   ============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
  Accounts payable and accrued liabilities                         $  2,649,640
  Automated teller machine vault cash payable                           463,064
  Deferred revenue - current                                             89,500
  Notes payable-related parties - current portion                        16,487
  Notes payable - current portion                                       112,382
  Senior lenders' notes - current portion, net                        1,770,833
  Capital lease obligations - current portion                           947,165
                                                                   ------------
      Total current liabilities                                       6,049,071

Long-term liabilities
  Notes payable-related parties - long-term portion, net
    of discounts                                                      1,331,608
  Notes payable - long-term portion                                      36,374
  Senior lenders' notes - long term portion, net of
    discounts                                                         5,406,278
  Capital lease obligations - long-term portion                       1,933,142
  Deferred tax liability- long term portion                             311,676
                                                                   ------------
Total liabilities                                                    15,068,149
                                                                   ------------

Stockholders' equity
  Preferred stock; $0.001 par value; 5,000,000 shares
    authorized, no shares issued and outstanding                             --
  Common stock; $0.001 par value; 45,000,000 shares
    authorized, 20,970,886 shares issued and outstanding                 20,971
  Additional paid-in capital                                         22,345,398
  Accumulated deficit                                                (5,796,469)
                                                                   ------------
      Total stockholders' equity                                     16,569,900
                                                                   ------------
Total liabilities and stockholders' equity                         $ 31,638,049
                                                                   ============

                       GLOBAL AXCESS CORP AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME

                                                   For the year    For the year
                                                      ended           ended
                                                   December 31,    December 31,
                                                       2005            2004
                                                   ------------    ------------
Revenues                                           $ 19,595,343    $ 13,900,000

Cost of revenues                                     11,550,747       8,196,684
                                                   ------------    ------------
  Gross profit                                        8,044,596       5,703,316
                                                   ------------    ------------

Operating expenses
  Depreciation and amortization                       1,456,996       1,108,911
  Selling, general and administrative                 5,668,584       3,407,463
                                                   ------------    ------------
      Total operating expenses                        7,125,580       4,516,374
                                                   ------------    ------------
  Operating income from continuing operations
    before items shown below                            919,016       1,186,942
                                                   ------------    ------------

Other income (expense)
  Settlement income                                          --         304,000
  Interest expense, net                                (524,574)       (188,212)
  Other expense                                         (40,724)        (55,000)
                                                   ------------    ------------
      Total other income (expense)                     (565,298)         60,788
                                                   ------------    ------------

Income from continuing operations before
  provision for income taxes                            353,718       1,247,730
Federal income tax (expense) benefit                   (209,418)        538,295
                                                   ------------    ------------
Income from continuing operations                       144,300       1,786,025
Loss from discontinued operations, net of tax          (867,144)       (646,136)
                                                   ------------    ------------
Net income (loss)                                  $   (722,844)   $  1,139,889
                                                   ============    ============

Income (loss) per common share - basic:
Income from continuing operations                  $       0.01    $       0.11
Loss from discontinued operations                  $      (0.05)   $      (0.04)
                                                   ------------    ------------
Net income/(loss)                                  $      (0.04)   $       0.07
                                                   ============    ============

Income (loss) per common share - diluted:
Income from continuing operations                  $       0.01    $       0.11
Loss from discontinued operations                  $      (0.05)   $      (0.04)
                                                   ------------    ------------
Net income/(loss)                                  $      (0.04)   $       0.07
                                                   ============    ============

Weighted average common shares outstanding:

Basic                                                18,858,947      15,623,259

Diluted                                              19,416,107      16,489,183

                       GLOBAL AXCESS CORP AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                For the Year ended
                                                                    December 31
                                                                2005            2004
                                                            ------------    ------------
Cash flows from operating activities:

  Income from continuing operations                         $    144,300    $  1,786,025

  Adjustments to reconcile net income from continuing operations to net cash provided by operating activities:

    Valuation of notes receivable                                 42,939              --

    Stock based compensation                                      24,765              --

    Depreciation and amortization                              1,456,996       1,108,911

    Deferred tax asset                                           198,496        (538,296)

    Amortization of discount on notes payable                     50,896              --

  Changes in operating assets and liabilities:

    Change in automated teller machine vault cash                 (7,329)       (157,031)

    Change in accounts receivable                               (199,944)       (786,184)

    Change in inventory                                         (133,535)        (25,979)

    Change in prepaid expenses and other current assets          (75,907)        (92,512)

    Change in other assets                                       106,659        (138,886)

    Change in accounts payable and accrued liabilities           747,561       1,130,355

    Change in automated teller machine vault cash payable          7,329         157,031
                                                            ------------    ------------
  Net cash provided by continuing operating activities         2,363,226       2,443,434

Discontinued operations

  Net loss                                                      (867,144)       (646,136)

  Adjustments to reconcile loss to net cash used in discontinued operations:

    Depreciation                                                  46,868          50,650

    Change in accounts receivable                                  7,950          (7,950)

    Change in accounts payable and accrued liabilities            25,805         (42,500)

    Change in prepaid expenses and other current assets          (45,987)         (1,647)

  Net cash used in discontinued operating activities            (832,508)       (647,583)
                                                            ------------    ------------
  Net cash provided in continuing and discontinued
   operating activities                                        1,530,718       1,795,851
                                                            ------------    ------------
Cash flows from investing activities:

  Investment in notes                                                 --         (99,895)

  Purchase of merchant contracts                              (5,609,972)    (10,719,398)

  Purchase of property and equipment                          (1,619,483)     (2,718,780)
                                                            ------------    ------------
    Net cash used in investing activities for
     continuing operations                                    (7,229,455)    (13,538,073)

    Purchase of property and equipment used in
     discontinued operating activities                          (449,629)       (126,387)
                                                            ------------    ------------
      Net cash used in investing activities                   (7,679,084)    (13,664,460)
                                                            ------------    ------------
Cash flows from financing activities:

  Proceeds from issuance of common stock                       2,665,558       6,956,156

  Purchase of treasury shares                                       (279)             --

  Proceeds from the issuance of senior lenders'
   notes payable                                               6,725,533       1,750,000

  Proceeds from borrowing on notes payable -
   related parties                                                    --       2,250,000

  Proceeds from notes payable                                     93,407         177,807

  Principal repayments on senior lenders' notes payable         (656,250)       (156,250)

  Principal payments on notes payable                            (97,830)        (24,628)

  Principal payments on notes payable - related parties          (14,715)       (238,673)

  Principal payments on capital lease obligations               (705,762)       (181,059)
                                                            ------------    ------------
      Net cash provided by financing activities                8,009,662      10,533,353
                                                            ------------    ------------
(Decrease)/increase in cash                                    1,861,296      (1,335,256)

Cash, beginning of year                                          496,823       1,832,079
                                                            ------------    ------------
Cash, end of year                                           $  2,358,119    $    496,823
                                                            ============    ============
Cash paid for income taxes                                            --              --

Cash paid for interest                                      $    588,500    $    188,411

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